                                  $100,000,000
                          National Energy Group, Inc.
                         10 3/4% Senior Notes due 2006

                               PURCHASE AGREEMENT

                                                                October 29, 1996

BEAR, STEARNS & CO. INC.
SMITH BARNEY INC.
JEFFERIES & COMPANY, INC.
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, N.Y. 10167

Ladies and Gentlemen:

         National Energy Group, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchasers"), upon the terms set forth herein ("this Agreement"), $100,000,000 principal amount of the Company's 10 3/4% Senior Notes due 2006 (the "Notes"). The Notes will be issued pursuant to an indenture, to be dated as of November 1, 1996 (the "Indenture") by and among the Company, National Energy Group of Oklahoma, Inc., a Delaware corporation (the "Guarantor"), and Bank One, Columbus, N.A., as trustee (the "Trustee"), substantially in the form previously furnished to you. Concurrently herewith, the Company, the Guarantor and each of the Initial Purchasers will enter into a Registration Rights Agreement, of even date herewith (the "Registration Rights Agreement"), substantially in the form attached hereto as Exhibit 1. Pursuant to the Registration Rights Agreement, the Company and the Guarantor have agreed, among other things, to file with, and cause to be declared effective by, the Securities and Exchange Commission (the "Commission") a registered exchange offer under the Securities Act of 1933, as amended (the "Securities Act"), relating to an offer to exchange the Notes for a like principal amount of debt securities of the Company which have been registered under the Securities Act identical in all material respects to the Notes.

         Capitalized terms not specifically defined herein are defined in the Offering Memorandum referred to below, and used herein as so defined. References to Notes shall include the Guarantee (as defined in the Indenture) of the Guarantor.

         1. Representations and Warranties of the Company and the Guarantor.

         The Company and the Guarantor, jointly and severally, represent and warrant to each of the Initial Purchasers as follows:

                 (a) The Company has prepared and furnished to the Initial Purchasers a preliminary offering memorandum, dated October 10, 1996, with respect to the Notes that is subject to completion (hereafter, the "Preliminary Memorandum") and is also preparing and furnishing to the Initial Purchasers a final offering memorandum, dated the date hereof, with respect to the Notes that includes information with respect to the rate of interest on the Notes and other data (hereafter, the "Definitive Memorandum" and, collectively with the Preliminary Memorandum, the "Offering Memorandum"). The Definitive Memorandum, at the date thereof and at all times thereafter to and including the Closing Date (as hereinafter defined) does not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Offering Memorandum, as amended or supplemented, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any of the Initial Purchasers specifically for inclusion in the Offering Memorandum. The Preliminary Memorandum, at the date thereof and at all times subsequent thereto to the date hereof, did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued.

                 (b) Subsequent to the respective dates as of which information is given in the Definitive Memorandum, except as set forth in the Definitive Memorandum, there has not been any material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet included in the Definitive Memorandum, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, that are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations that were incurred or undertaken in the ordinary course of business or that are fully reflected in the Definitive Memorandum.

                 (c) This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered by the Company and the Guarantor and each is a valid and binding agreement of the Company and the Guarantor enforceable against them in accordance with their terms, except insofar as (i) such enforcement may be subject to (A) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or





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hereafter in effect relating to creditors' rights generally, and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and (ii) rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto. This Agreement and the Registration Rights Agreement conform in all material respects to the description thereof contained in the Offering Memorandum.

                 (d) The execution, delivery, and performance of this Agreement, the Registration Rights Agreement, the Indenture, the Notes and the Guarantee, and the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of the Notes and the Guarantee, and application of the proceeds of the sale thereof as set forth in the Offering Memorandum, will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) or require consent under, or, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantor, pursuant to the terms of any agreement, instrument, franchise, license or permit to or by which the Company or the Guarantor is a party or may be bound (other than those as to which requisite waivers or consents have been obtained by the Company or the Guarantor), subject, in the case of the performance of the Indenture, to the conflict with or breach of or consent required under the Revised Credit Facility in the event the Company makes a Net Proceeds Offer or a Change of Control Offer under the terms of the Indenture, or (ii) violate or conflict with any provision of the certificate of incorporation, by-laws, or equivalent instruments of the Company or the Guarantor or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or the Guarantor or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or the Guarantor or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture, the Notes and the Guarantee, except as may be required for compliance with federal and state securities laws in connection with the purchase of the Notes by the Initial Purchasers and performance of the Company's and the Guarantor's obligations under the Registration Rights Agreement.

                 (e) Each of the Company and the Guarantor has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has the corporate power and authority required to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").





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                 (f)      All of the outstanding shares of capital stock of the
Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, or encumbrance. On the Closing Date, there will not be any rights granted to or in favor of any person to acquire, at present or in the future, any such capital stock or other equity interests of the Guarantor. The Guarantor and Boomer Marketing, Inc. are all the subsidiaries of the Company.

                 (g) The authorized, issued and outstanding capital stock of the Company, as of September 30, 1996, was (i) 100,000,000 shares of Common Stock authorized, of which 35,327,668 shares are issued and outstanding and
(ii) 1,000,000 shares of preferred stock, par value $1.00 per share authorized (the "Preferred Stock"), of which 52,500 shares of 10% Cumulative Preferred Stock, Series B, 40,000 shares of 10 1/2% Cumulative Convertible Preferred Stock, Series C, 100,000 shares of Convertible Preferred Stock, Series D and 50,000 shares of Convertible Preferred Stock, Series E, are issued and outstanding. No additional shares of capital stock of the Company have been authorized or issued since September 30, 1996 except as described in a schedule to Exhibit A attached hereto. As of the Closing Date, all of the outstanding shares of Common Stock will have been duly authorized and validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive or similar rights. As of the Closing Date, except as disclosed in the Offering Memorandum or as set forth in a schedule to Exhibit A attached hereto, there will be no outstanding securities of the Company convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company (other than the outstanding options and warrants hereafter mentioned); there will be no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating the Company to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock; and there will be no agreements with respect to the voting, sale or transfer of any shares of capital stock of the Company to which the Company is a party.

                 (h) The Notes have been duly and validly authorized by all necessary corporate action and, when authenticated by the Trustee and issued, sold and delivered by the Company pursuant to this Agreement against payment therefor, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except insofar as such enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The Guarantee has been duly authorized by the Guarantor and, upon the due authentication, execution, issuance and delivery of the Notes, will have been duly executed, issued and delivered by the Guarantor and will constitute a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms and entitled to the benefits provided by the Guarantee, except insofar as such enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors'





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
rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The Notes and the Guarantee, when issued, will conform in all material respects to the description thereof set forth in the Offering Memorandum.

                 (i) The Indenture conforms in all material respects to the description thereof set forth in the Offering Memorandum, conforms in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), applicable to indentures to be qualified thereunder, has been duly and validly authorized by all necessary corporate action and, when executed and delivered by the Company, the Guarantor and the Trustee, will constitute a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except insofar as such enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                 (j) Neither the Company nor the Guarantor is in violation of its charter or by-laws or other governing instrument or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which it is a party or by which it or any of its property is bound, except for those defaults that, individually or in the aggregate, would not have a Material Adverse Effect.

                 (k) Except as disclosed in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or the Guarantor is a party or of which any of their respective properties or assets is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated, which, in each case, if adversely decided, would have, individually or in the aggregate, a Material Adverse Effect. The descriptions contained in the Offering Memorandum of the proceedings disclosed therein are true, complete and accurate in all material respects. There is no contract, document, statute or regulation material to the Company and its subsidiaries, taken as a whole, that would be required to be described in the Offering Memorandum if it were a prospectus included in a registration statement on Form S-3 under the Securities Act that is not so described.

                 (l) Each of the Company and the Guarantor has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits (collectively, "Licenses") of and from, and has made all declarations and filings with and satisfied all eligibility and other similar requirements imposed by all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, in each case as required for the conduct of the business in which it is engaged, and each such License is in full force and effect, except to the extent that the failure to obtain any such License or to make any such declaration or filing or satisfy any such requirement would not have a Material Adverse Effect. Neither the Company nor the Guarantor has received any notice of proceedings relating to, or has any reason to believe that any governmental body or agency is considering limiting, suspending, modifying or revoking, any such License that would have a Material Adverse Effect.

                 (m) Neither the Company nor the Guarantor has received any notice of infringement of or conflict with asserted rights of any third party under any trademark, copyright, patent or license as a consequence of the activities of the Company or any of its subsidiaries, except for infringements or conflicts the remediation of or compensation for which would not have a Material Adverse Effect.

                 (n) Ernst & Young LLP, whose reports are included in the Offering Memorandum, is an independent public accountant (as defined in the Securities Act) with respect to the Company, the Guarantor and Alexander.

                 (o) The consolidated financial statements of each of the Company and Alexander and respective notes thereto included in the Offering Memorandum present fairly in all material respects the consolidated financial position, results of operations, cash flows and stockholders' equity of the Company and Alexander, respectively (as reflected in such financial statements) in conformity with generally accepted accounting principles on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum, in all material respects, present fairly the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and have been prepared on a basis consistent with such financial statements and the books and records of the Company and the other entities as to which such information is shown. The pro forma financial statements of the Company and its subsidiaries included in the Definitive Memorandum have been prepared in accordance with the published rules and regulations of the Commission applicable to pro forma financial statements and the assumptions used in the preparation thereof are reasonable and appropriate to give pro forma effect in all material respects to the transactions or circumstances described therein.

                 (p) On June 30, 1996, after giving pro forma effect to the issuance and sale of the Notes pursuant hereto, the Company and the Guarantor would have had an authorized and outstanding capitalization as set forth in the Offering Memorandum under "Capitalization."

                 (q) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (r) Neither the Company nor any person acting on its behalf (provided that no representation is made as to the Initial Purchasers or any other person acting on their behalf) has offered the Notes or the Guarantee for sale by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. Neither the Company nor any of its Affiliates has offered the Notes to any person except through the Initial Purchasers.





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
Neither the Company nor any person acting on its behalf (provided that no representation is made as to the Initial Purchasers or any other person acting on their behalf) has offered the Notes or the Guarantee or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Initial Purchasers and not more than 35 other institutional investors. Neither the Company nor any affiliate (as defined in Rule 501(b) under the Securities Act) thereof has, directly or indirectly, or through any agent, within the six months preceding the date hereof, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of the sale of any security of the same or a similar class as the Notes or the Guarantee, other than to the Initial Purchasers pursuant to this Agreement.

                 (s) Since the date of the Preliminary Memorandum, none of the Company, the Guarantor or any affiliate has (i) sold, bid or, purchased or paid any person any compensation for soliciting purchases of the Notes or (ii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, the Guarantor or any of their respective subsidiaries, other than to the Initial Purchasers pursuant to this Agreement.

                 (t) Assuming the accuracy of the Initial Purchasers' representations contained in Section 3 hereof and the Initial Purchasers' compliance with their covenants therein set forth, it is not necessary, in connection with the sale and delivery of the Notes to the Initial Purchasers and the offer and resale of the Notes by the Initial Purchasers, in each case in the manner contemplated by this Agreement and the Offering Memorandum, to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

                 (u) Neither the Company nor the Guarantor (i) has violated any environmental, safety, health or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, including, without limitation, the Clean Air Act, as amended, the Clean Water Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Federal Water Pollution Control Act, as amended, the Resource Conservation and Recovery Act, as amended, the Toxic Substances Control Act, as amended, the Oil Pollution Act, as amended, the Occupational Safety and Health Act, as amended, and comparable state and local laws and other safety, health and environmental conservation or protection laws ("Environmental Laws"), the effect of which would be to cause, individually or in the aggregate, a Material Adverse Effect, or (ii) lacks any notices, permits, licenses or other approvals required of them under applicable Environmental Laws or is violating any terms and conditions of any such notice, permit, license or approval, the effect of which would be to cause, individually or in the aggregate, a Material Adverse Effect. Without limitation of the foregoing, there is as of the date hereof no litigation or action pending or, to the best knowledge of the Company, threatened against the Company or the Guarantor relating to any violation of any Environmental Laws with respect to the assets or business of the Company or the Guarantor which is required to be disclosed in the Offering Memorandum, or which might result, individually or in the aggregate, in a Material Adverse Effect.





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                 (v)      Neither the Company nor any of its subsidiaries has
violated any Federal, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, nor any provisions of ERISA or the rules and regulations promulgated thereunder, nor has the Company or the Guarantor engaged in any unfair labor practice, which in each case might result, singly or in the aggregate, in a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against the Company or the Guarantor or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or the Guarantor or, to the best knowledge of the Company, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or the Guarantor or, to the best knowledge of the Company, threatened against the Company or the Guarantor and (iii) to the best knowledge of the Company, no union representation question currently exists with respect to the employees of the Company or the Guarantor and, to the best knowledge of the Company, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, individually or in the aggregate) such as could not have a Material Adverse Effect.

                 (w) All material tax returns required to be filed by the Company and the Guarantor in any jurisdiction (including foreign jurisdictions) have been so filed (except to the extent that the failure to make any such filing would not have a Material Adverse Effect), and all taxes, assessments, fees and other charges shown thereon to be due and payable have been paid, other than those being contested in good faith or those currently payable without penalty or interest. The Company does not know of any actual or proposed material additional tax assessments for any fiscal period against it or the Guarantor. None of the Company's nor the Guarantor's tax returns are under audit, and no waivers of the statute of limitations or extensions of time with respect to any tax returns have been granted to the Company or the Guarantor, except such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                 (x) The Company and the Guarantor maintain insurance covering their properties, operations, personnel and businesses. In the Company's reasonable judgment, such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and the Guarantor and their businesses. Neither the Company nor the Guarantor has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

                 (y) The Company and the Guarantor have good and defensible title to their interests in oil and gas properties and good and marketable title to all other real and personal property owned by them, in each case free and clear of all liens and defects except such as are described in the Offering Memorandum or would not result in a Material Adverse Effect and do not materially interfere with the use made or proposed to be made of such properties by the Company





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
and the Guarantor; and any real property and buildings held under lease by the Company and the Guarantor are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect and do not materially interfere with the use made or proposed to be made of such property and buildings by the Company and the Guarantor. Except to the extent described in the Offering Memorandum, the leases, options to lease, drilling concessions or other arrangements held by the Company and the Guarantor reflect in all material respects the rights of the Company and the Guarantor to develop the unexplored and undeveloped acreage to produce undeveloped oil and natural gas reserves, as described in the Offering Memorandum. The Company and the Guarantor have exercised reasonable diligence, with respect to acquiring or otherwise procuring such leases, options to lease, drilling concessions and other arrangements, although the investigation of record title made by the Company and the Guarantor generally involved no more than a preliminary review of local records, as is customary in the industry.

                 (z) The information which was supplied by the Company to Netherland, Sewell & Associates, Inc. ("NSA"), independent petroleum engineers, for purposes of evaluating the oil and gas reserves of the Company and Alexander as of December 31, 1995 and June 30, 1996, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices, as indicated in the letters of NSA included in the Definitive Memorandum at Annexes A-1 through C (the "NSA Letters"); NSA was, as of the date of the NSA Letters, and is, as of the date hereof, independent with respect to the Company and the Guarantor; other than normal production of the reserves and intervening product price fluctuations, the Company is not aware of any facts or circumstances that would result in a materially adverse change in the reserves, or the present value of future net cash flows therefrom, as described in the Definitive Memorandum and as reflected in the NSA Letters and the reserve report referenced therein; estimates of such reserves and present values as described in the Definitive Memorandum and reflected in the NSA Letters and the reserve report referenced therein comply in all material respects to the applicable requirements of Regulation S-X and Industry Guide 2 under the Securities Act. Except as set forth in the Definitive Memorandum, there has been no event, trend or condition that would have the effect of materially revising downward the estimates of pro forma proved reserves of the Company as of June 30, 1996.

                 (aa) Except as (i) disclosed to the Initial Purchasers in writing, (ii) disclosed in or contemplated by the Definitive Memorandum or
(iii) not required to be disclosed in the Definitive Memorandum, the Company is not engaged in any negotiations, nor is it a party to any existing agreements, arrangements or understandings, with respect to any acquisitions, combinations or dispositions of assets or securities that would be material to the Company and its subsidiaries, taken as a whole.

                 (bb) In reliance upon and subject to the accuracy of the representations of the Initial Purchasers contained in Section 3 hereof, neither the execution and delivery of this Agreement and the Registration Rights Agreement nor the sale of the Notes to be purchased by the Initial

Purchasers is a prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code), with respect to any employee benefit plans sponsored by the Company or the Guarantor, that is not exempt by statute, regulation or class exemption. The Company is in compliance in all material respects with all presently applicable provisions of ERISA; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 (whether or not waived) or 4971 of the Code; and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification except, in each case, for any such event as would not have a Material Adverse Effect.

                 (cc) Other than discounts and commissions of the Initial Purchasers as described in the Definitive Memorandum, no fees or commissions will be payable by the Company to any broker, finder or investment banker with respect to the issuance and sale of any of the Notes pursuant to the terms of this Agreement.

                 (dd) No statement, representation or warranty made by the Company or the Guarantor in this Agreement or the Registration Rights Agreement or made in any certificate or document required by any of the foregoing agreements to be delivered by the Company or the Guarantor (or their agents, attorneys or representatives) to the Initial Purchasers, is, was or will be, when made, inaccurate, untrue or incorrect in any material respect.

                 (ee) Neither the Company nor any agent thereof acting on its behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes or the Exchange Notes or the application of proceeds thereof to violate Section 7 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any regulation issued pursuant thereto, including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect now or as the same may hereafter be in effect on the Issue Date.

                 (ff) The Notes, when issued, will not be of the same class (within the meaning of Rule 144A under the Securities Act) as other securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated interdealer quotation system of a registered national securities association.

                 (gg) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Notes or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or prevents or suspends the sale of the Notes in any jurisdiction referred to in

Section 4(e) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

                 (hh) There are no holders of securities of the Company, the Guarantor or any of their respective subsidiaries who, by reason of the execution by the Company and the Guarantor of this Agreement, the Registration Rights Agreement, the Indenture or the Notes, or the consummation by the Company and the Guarantor of the transactions contemplated hereby and thereby, have the right to request or demand that the Company, the Guarantor or any of their respective subsidiaries register, under the Securities Act or analogous foreign laws and regulations, securities held by them in connection with the Exchange Offer.

                 (ii) None of the Company, the Guarantor or any of their respective subsidiaries intends to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Company, the Guarantor and their respective subsidiaries, taken as a whole, exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company, the Guarantor and their respective subsidiaries as they become absolute and matured. The assets of the Company, the Guarantor and their respective subsidiaries, taken as a whole, do not constitute unreasonably small capital to carry out the business of the Company, the Guarantor and their respective subsidiaries, taken as a whole, as conducted or as proposed to be conducted. Upon the issuance of the Notes, the present fair saleable value of the assets of the Company, the Guarantor and their respective subsidiaries, taken as a whole, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company, the Guarantor and their respective subsidiaries, taken as a whole, as they become absolute and matured. Upon the issuance of the Notes, the assets of the Company, the Guarantor and their respective subsidiaries, taken as a whole, will not constitute unreasonably small capital to carry out their businesses as now conducted, including the capital needs of the Company, the Guarantor and their respective subsidiaries, taking into account the projected capital requirements and capital availability of the Company and its subsidiaries, taken as a whole.

                 (jj) Each certificate signed by any officer of the Company and the Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company and the Guarantor, as the case may be, to the Initial Purchasers as to the matters covered thereby.

         2.      Purchase, Sale and Delivery of the Notes.

                 (a) Subject to the terms and conditions and in reliance upon the representations, warranties and covenants of the Company, the Guarantor and the Initial Purchasers herein set forth, (i) the Company agrees to sell to the Initial Purchasers and the Initial Purchasers agree to purchase from the Company $100,000,000 principal amount of Notes, in the respective principal amounts set forth opposite their names on Schedule I hereto, at a price of 96.75% of their principal amount and

(ii) the Guarantor agrees to execute and deliver the Guarantee with respect to all Notes sold hereby to the Initial Purchasers. The obligations of the Initial Purchasers under this Section 2(a) are several and not joint.

                 (b) Delivery of the Notes against payment of the purchase price therefor shall be made at the offices of Strasburger & Price, L.L.P. located at 901 Main Street, Suite 4300, Dallas, Texas 75202, or such other location as may be mutually acceptable to the Initial Purchasers and the Company and the Guarantor. Such delivery and payment shall be made at 10:00 a.m., New York time, on the third full business day next following the date of this Agreement, or at such other time as shall be agreed upon by the Initial Purchasers and the Company and the Guarantor. The time and date of such delivery and payment are herein called the "Closing Date." One or more certificates evidencing beneficial interests in the Notes registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), or in the name of such other eligible nominee of DTC identified by the Initial Purchasers to the Company and the Guarantor in writing at least two full business days prior to the Closing Date, in the principal amounts corresponding to the aggregate principal amount of the Notes (the "Global Notes") sold to Qualified Institutional Buyers (as defined in Section 3 below) and certificates evidencing one or more individually denominated Notes registered in such names and in such denominations as the Initial Purchasers may request in writing at least two full business days prior to the Closing Date, in the principal amounts corresponding to the aggregate principal amount of the Notes (the "Individual Notes") sold to Accredited Institutions (as defined in Section 3 below) that are not Qualified Institutional Buyers shall be delivered to the Initial Purchasers by the Company, against payment of the purchase price therefor by certified or official bank check payable in New York Clearing House funds to the order of the Company and the Guarantor.

                 (c) The Company and the Guarantor will permit the Initial Purchasers to examine and package the Global Notes and the Individual Notes for delivery at least one full business day prior to the Closing Date.

                 (d) It is understood that each certificate evidencing a Note shall bear a legend substantially to the following effect:

         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED TO OR FOR THE ACCOUNT OR BENEFIT OF ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
         ACT) OR (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) WHICH IS AN INSTITUTION (AN "INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL

         NOT PRIOR TO THE DATE WHICH IS THREE YEARS (OR SUCH SHORTER PERIOD AS COMPLIES WITH RULE 144 UNDER THE SECURITIES ACT) AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE OF THIS SECURITY AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (THE "RESALE RESTRICTION TERMINATION DATE") RESELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUER, (B) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH THE RESALE PROVISIONS OF RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A WRITTEN CERTIFICATION CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (COPIES OF SUCH FORM CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE SECURITIES ACT, (E) PURSUANT TO THE RESALE LIMITATIONS PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH ACCOUNT BE AT ALL TIMES WITHIN ITS CONTROL AND TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHICH THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS NOT A QUALIFIED INSTITUTIONAL BUYER, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE FOREGOING RESTRICTIONS ON RESALE WILL NOT APPLY SUBSEQUENT TO THE RESALE RESTRICTION TERMINATION DATE.

         3.      Offering and Resale of the Notes.

         The Initial Purchasers have advised the Company and the Guarantor that it is their intention, as promptly as they deem appropriate after the Company and the Guarantor shall have furnished them with copies of the Definitive Memorandum (as specified in Section 4(b) hereof), to resell the Notes but only pursuant to the procedures and upon the terms and subject to the conditions set forth in this Agreement and the Definitive Memorandum. Each Initial Purchaser represents and warrants to the Company and the Guarantor that it is a Qualified Institutional Buyer and an Accredited Investor (within the meaning of Rule 501(a) of Regulation D under the Securities Act). In connection therewith, each Initial Purchaser represents and warrants to and agrees with the Company and the Guarantor (A) that the Notes have been and will be offered for sale and will be sold by it solely to (i) persons reasonably believed by it to be "Qualified Institutional Buyers" purchasing for their own account or for the account of other Qualified Institutional Buyers within the meaning of Rule 144A under the Securities Act and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Notes is aware that such sale is being made in reliance on Rule 144A and/or (ii) a limited number of persons that are "Accredited Investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that are institutions (each, an "Accredited Institution"), and each of which provides to such Initial Purchaser a letter in the form of Annex D to the Offering Memorandum, and (B) that such Initial Purchaser has not offered and will not offer the Notes for sale by means of any general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or in any manner involving a public distribution or offering of the Notes within the meaning of the Securities Act. The Initial Purchasers agree to use their reasonable efforts to deliver a Definitive Memorandum to each person to whom the Notes are resold by the Initial Purchasers substantially contemporaneously with the Closing Date.

         4.      Agreements of the Company and the Guarantor.

         The Company and the Guarantor agree with the Initial Purchasers as follows:

                 (a) The Company and the Guarantor will advise the Initial Purchasers promptly (and, if so requested by the Initial Purchasers, will confirm such advice in writing) of (i) the occurrence, during the period referred to in paragraph (d) below, of any event of which the Company and the Guarantor have knowledge that makes any statement of a material fact made in the Definitive Memorandum untrue or that requires the addition of any statement of a material fact to, or other material change in, the Definitive Memorandum in order to make the statements therein, in light of the circumstances existing when it is delivered to a purchaser, not misleading and (ii) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority.

                 (b) The Company and the Guarantor will furnish to the Initial Purchasers and to those persons whom the Initial Purchasers identify to the Company and the Guarantor such number of copies of the Definitive Memorandum, and any amendments thereof or supplements thereto, as the Initial Purchasers may reasonably request.

                 (c) The Company and the Guarantor (i) will not make any amendment of or supplement to the Offering Memorandum regarding which the Initial Purchasers shall not previously have been consulted or use any such proposed amendment or supplement to which the Initial Purchasers shall reasonably and in good faith object and (ii) shall promptly prepare, upon the Initial Purchaser's request, any amendment or supplement to the Offering Memorandum that in the opinion of counsel to the Initial Purchasers may be necessary or advisable in connection with resales by the Initial Purchasers pursuant to the procedures and upon the terms and subject to the conditions set forth in the Offering Memorandum.

                 (d) If, during the period from the date of the Definitive Memorandum through the Closing Date, and for so long thereafter as in the opinion of the Initial Purchasers' counsel the Definitive Memorandum is required to be delivered in connection with resales of the Notes by the Initial Purchasers, any event shall occur as a result of which it becomes necessary to amend or supplement the Definitive Memorandum in order that the Definitive Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing when the Definitive Memorandum is or is to be delivered to a purchaser, or if it becomes necessary to amend or supplement the Definitive Memorandum to comply with any law, the Company and the Guarantor promptly will prepare an appropriate amendment of or supplement to the Definitive Memorandum so that the Definitive Memorandum, as so amended or supplemented, does not include such untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading, in light of the circumstances existing when it is so delivered, or so that the Definitive Memorandum will comply with law, and the Company and the Guarantor will furnish to the Initial Purchasers such number of copies thereof as they reasonably may request.

                 (e) The Company and the Guarantor will cooperate with the Initial Purchasers and their counsel in connection with the registration or qualification of the Notes under the securities or "Blue Sky" laws of such jurisdictions as they may request, will continue such qualification in effect for so long as required to permit the continuance of sales of and dealings in the Notes within such jurisdictions to complete the resale by them of all of the Notes as specified in Section 3 hereof, and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or broker-dealer or to file any general consent to service of process in any jurisdiction in which it is not already so qualified or subject.

                 (f) So long as any of the Notes are outstanding, the Company and the Guarantor will furnish to the Initial Purchasers as soon as available a copy of each report mailed by the Company and the Guarantor to holders of Common Stock of the Company and the Guarantor or filed by the Company and the Guarantor with the Commission, whether such report or filing is required by the Indenture or otherwise, and such other publicly available information concerning the Company and the Guarantor as the Initial Purchasers reasonably may request.

                 (g) So long as and at any time that the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and the Company (or the Guarantor, if applicable) is not subject to Section 13 or 15(d) of the Exchange Act, the Company and the Guarantor, upon request of any holder of the Notes, will furnish to such holder, and to any prospective purchaser or purchasers of the Notes, designated by such holder, information satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act.

                 (h) The Company and the Guarantor will use their best efforts, and will cooperate with the Initial Purchasers, to cause the Notes to be eligible for inclusion in the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market of the National Association of Securities Dealers, Inc. ("NASD").

                 (i) The Company and the Guarantor will not, and will not authorize or knowingly permit any person acting on their behalf to, offer to sell or solicit offers to buy any of the Notes by means of any form of general solicitation or general advertising within the meaning of Section 502(c) under Regulation D under the Securities Act or in any manner involving a public offering or distribution of the Notes within the meaning of the Securities Act.

                 (j) The Company and the Guarantor shall not take any action or omit to take any action, which taking or omission, as the case may be, would result in the Company and the Guarantor, or any of them, becoming an "investment company" or a company controlled by an "investment company" within the meaning of, or require any or all of the Company and the Guarantor to register as an "investment company" under, the Investment Company Act.

                 (k) Whether or not the transaction contemplated by this Agreement is consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company and the Guarantor hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all preliminary and final Blue Sky Memoranda and all other agreements, memoranda, correspondence and all other documents prepared and delivered in connection herewith and with resales by the Initial Purchasers (other than the cost of preparation of this Agreement and the Registration Rights Agreement),
(iii) the issuance, transfer and delivery of the Notes to the Initial Purchasers, (iv) the qualification or registration of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto), (v) furnishing such copies of the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with resales by the Initial Purchasers, (vi) the preparation of certificates for the

Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's and the Guarantor's counsel and accountants, (viii) all fees and expenses (including fees and expenses of counsel) of the Company and the Guarantor in connection with the approval of the Notes by DTC for "book entry" transfer, (ix) rating the Notes by the rating agencies, (x) the reasonable fees and expenses of the Trustee and its counsel, (xi) the performance by the Company and the Guarantor of their other obligations under this Agreement, the Registration Rights Agreement, the Indenture and the Notes, and the consummation of the transactions contemplated hereby and thereby and (xii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Notes; provided that, except as provided in this Section 4(k) and in Section 8(c), the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of their counsel.

                 (l) The Company and the Guarantor will apply the net proceeds from the sale of the Notes as set forth under the caption "Use of Proceeds" in the Definitive Memorandum.

                 (m) The Company and the Guarantor will not (and will direct their affiliates not to) take, directly or indirectly, any action that is designed, or might reasonably be expected, to cause or result in the stabilization or manipulation of the price of any security of the Company and the Guarantor to facilitate the sale or resale of the Notes.

                 (n) During the period beginning from the date hereof and continuing to and including the date which is six months after the Closing Date, neither the Company nor any affiliate thereof shall sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of the sale of any "security" (as defined in Section 2(1) of the Securities Act) of the same or a similar class as the Notes, other than as contemplated by the Registration Rights Agreement.

                 (o) The Company and the Guarantor will use their reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Notes.

                 (p) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities
Act) that would be integrated with the sale of the Notes, in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or the resale by the Initial Purchasers to the Qualified Institutional Buyers or the Accredited Investors of the Notes or to take any action that would result in the resales by the Initial Purchasers not being exempt from registration under the Securities Act.

                 (q) To comply with all of their agreements set forth in the Registration Rights Agreement and all agreements set forth in the representations letter of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                 (r) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company and the Guarantor, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

         5.      Indemnification.

                 (a) The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees and each person, if any, who controls such Initial Purchaser, now or hereafter, and their directors, officers and employees within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the Initial Purchasers and each such person being sometimes hereafter referred to as an "Indemnified Person"), from and against any and all losses, claims, damages, awards, liabilities and judgments (collectively, "Losses") arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendments thereof or supplements thereto (including, without limitation, the financial statements, accounting and statistical data included therein and the related notes thereto), or by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission based upon the information relating to such Initial Purchaser furnished by it to the Company and the Guarantor expressly for use therein and used in conformity therewith; provided, however, that the indemnity obligations arising under this
Section 5(a) with respect to the Preliminary Memorandum, shall not inure to the benefit of an Initial Purchaser and its controlling persons and their respective directors, officers and employees if the person asserting any such Losses purchased the Notes from such Initial Purchaser and if a copy of the Definitive Memorandum (as then amended or supplemented if the Company and the Guarantor shall have timely furnished any amendments thereof or supplements thereto), was not sent or given by such Initial Purchaser or on its behalf to such person at or prior to the written confirmation of the sale of the Notes to such person, and if the Definitive Memorandum (as then amended or supplemented if the Company and the Guarantor shall have timely furnished any amendments thereof or supplements thereto) would have cured the defect giving rise to such Losses. This indemnity is and will be in addition to any liability which the Company and the Guarantor otherwise may have.

                 (b) In case any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Person, or notice of any such claim is received, with respect to which indemnity may be sought against the Company or the Guarantor, such Indemnified Person shall promptly notify the Company and the Guarantor in writing and the Company and the Guarantor shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of all reasonable fees and expenses of such defense; provided that the failure by any such Indemnified Person to so notify the Company and the Guarantor shall not relieve the Company and the Guarantor of their indemnification obligations under Sections 5(a) and (b) hereof, except to the extent that the Company and the Guarantor are materially prejudiced or forfeit substantive rights and defenses by reason of such failure. Such Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel has been authorized in writing by the Company and the Guarantor, (ii) the Company and the Guarantor have failed promptly to assume the defense and employ counsel (reasonably satisfactory to such Indemnified Person), or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and the Company or the Guarantor, and such Indemnified Person shall have been advised by such counsel that there may be one or more legal defenses available to such Indemnified Person that are different from or additional to those available to the Company or the Guarantor, as the case may be, and in the reasonable judgment of such counsel it is advisable for such Indemnified Party to employ separate counsel (in all of which cases, if such Indemnified Person notifies the Company and the Guarantor in writing that it elects to employ separate counsel at the expense of the Company and the Guarantor, the Company and the Guarantor shall not have the right to assume the defense of such action on behalf such Indemnified Person; it being understood, however, that the Company and the Guarantor shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for such Indemnified Person and any other Indemnified Persons, which firm shall be designated in writing by such Indemnified Persons (which shall be reasonably satisfactory to the Company and the Guarantor) and that all such fees and expenses shall be reimbursed promptly as they are billed. The Company and the Guarantor shall not be liable for any settlement of any such action or proceeding effected without their written consent (not to be unreasonably withheld) and if settled with their written consent or if there is a final, unappealable judgment for the plaintiff, the Company and the Guarantor agree to jointly and severally indemnify and hold harmless such Indemnified Persons from and against any loss or liability by reason of such settlement or judgment. Without limiting the generality of the foregoing, the Company and the Guarantor shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or has been threatened to be made a party where indemnity could have been sought hereunder by such Indemnified Person unless the Company and the Guarantor shall have obtained the prior written consent of such Indemnified Person (not to be unreasonably withheld); provided, however, that the Company and the Guarantor may effect such a settlement without the consent of such Indemnified Person if such settlement includes an unconditional release of such Indemnified Person from all liability for claims that are the subject matter of such proceeding or the Company and the Guarantor indemnify such Indemnified Person in writing and post a bond for an amount equal to the maximum liability for all such claims as contemplated above or provide other security for such indemnity as shall be reasonably satisfactory to such Indemnified Person.

                 (c) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantor, their directors, officers and employees and each person, if any, controlling the Company and the Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all Losses to the same extent as the foregoing indemnity from the Company and the Guarantor to the Initial Purchasers but only with respect to information relating to such Initial Purchaser furnished in writing by such Initial

Purchaser expressly for use in the Offering Memorandum or any amendment thereof or supplement thereto and used in conformity therewith; provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by the Initial Purchaser in connection with the sale of the Notes, as set forth on the cover page of the Offering Memorandum. In case any action or proceeding shall be brought against the Company and the Guarantor, any of their directors, any of their officers or any such controlling person based on the Offering Memorandum or any amendment thereof or supplement thereto and in respect of which indemnity may be sought against an Initial Purchaser, such Initial Purchaser shall have the same rights and duties as are given to the Company and the Guarantor by Section 5(b) hereof (except that if the Company and the Guarantor shall have assumed the defense thereof, such Initial Purchaser shall not be required to do so, and in such case such Initial Purchaser may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at such Initial Purchaser's expense), and the Company and the Guarantor, their directors, officers and employees and each such controlling person shall have the same rights and duties as are given to such Initial Purchaser by Section 5(b) hereof. The Company and the Guarantor acknowledge that the only information furnished in writing by or on behalf of any Initial Purchaser expressly for use in the Offering Memorandum consists of the following: (i) the last full paragraph of text appearing on the outside front cover page of the Definitive Memorandum, (ii) the names of the Initial Purchasers in the form they appear on the outside front cover page of the Definitive Memorandum and in the table under the caption "Plan of Distribution" in the Definitive Memorandum, (iii) the first sentence of the second paragraph following the table under the caption "Plan of Distribution" in the Definitive Memorandum,
(iv) the fifth and sixth sentences of the third paragraph following the table under the caption "Plan of Distribution" in the Definitive Memorandum and (v) the seventh and eighth sentences under the caption "Risk Factors - Absence of a Public Market for the Notes" in the Definitive Memorandum.

                 (d) If the indemnification provided for in this Section 5 is unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any Losses (other than by reason of exceptions provided in such Section), then the party who would otherwise be responsible for such indemnification, in lieu of, or in addition to, indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor and an Initial Purchaser shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company and the Guarantor, and the total discounts and commissions received by such Initial Purchasers, bear to the total price of the Notes to investors, in each case as set forth in the table on the cover page of the Definitive Memorandum. The relative fault of the Company and the Guarantor and such Initial Purchaser shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor or such Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Guarantor and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of Losses shall be deemed to include, subject to the limitations set forth above, any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 5, each Initial Purchaser shall not be required to contribute any amount in excess of the amount of the total discount applicable to the Notes purchased by such Initial Purchaser. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each director, officer and employee of an Initial Purchaser or the Company and the Guarantor, and each person, if any, who controls an Initial Purchaser or the Company and the Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as such Initial Purchaser or the Company and the Guarantor, as the case may be.

         6.      Conditions of the Initial Purchasers' Obligations.

         The Initial Purchasers' obligations to purchase and pay for the Notes shall be subject to (i) the accuracy of the representations and warranties of the Company and the Guarantor herein contained as of the date hereof and as of the Closing Date, (ii) the absence in any certificates, opinions, written statements or letters furnished pursuant to this Section 6 to the Initial Purchasers or to their counsel, of any qualification or limitation not previously approved by the Initial Purchasers, (iii) the performance by the Company and the Guarantor of their obligations hereunder required to be performed on or prior to the Closing Date, and (iv) the following additional conditions:

                 (a) Since the date of the latest balance sheet included in the Definitive Memorandum: (i) there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company or the Guarantor from that set forth in or contemplated by the Definitive Memorandum,
(ii) the Company shall have no liability or obligation, direct or contingent, that is material to the Company and the Guarantor, taken as a whole, other than those reflected in the Definitive Memorandum; and (iii) there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the financial condition, business, properties, prospects, oil and gas reserves, net worth or results of operations of the Company and the Guarantor taken as a whole, except, in each case, as expressly described in the Definitive Memorandum.

                 (b) The representations and warranties made by the Company and the Guarantor herein shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; and the Company and the Guarantor shall have complied in all material respects with all agreements hereunder required to be performed by the Company and the Guarantor.

                 (c) As to each Initial Purchaser, the purchase of and payment for the Notes to be purchased by such Initial Purchaser hereunder shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation, order or other restriction.

                 (d) The Definitive Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                 (e) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Notes; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company and the Guarantor, threatened against, the Company, the Guarantor or any of their respective subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably by expected to have a Material Adverse Effect, on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole.

                 (f) On the Closing Date, the Initial Purchasers shall have received the opinion of Strasburger & Price, L.L.P., counsel to the Company, dated the Closing Date, addressed to the Initial Purchasers, and in form and scope reasonably satisfactory to the Initial Purchasers' counsel, substantially as set forth in Exhibit A hereto.

                 (g) On the Closing Date, the Initial Purchasers shall have received a certificate, dated the Closing Date, signed by each of the Chairman of the Board and Chief Financial Officer or the President and the Chief Financial Officer of the Company and the Guarantor, and such other certificates of executive officers as the Initial Purchasers may specify confirming the matters set forth in paragraphs (a) and (b) of this Section 6.

                 (h) On the Closing Date, the Initial Purchasers shall have received from Andrews & Kurth L.L.P., an opinion, dated the Closing Date, addressed to the Initial Purchasers, with respect to the Company, the Guarantor, the Offering Memorandum, the offer, sale and resale of the

Notes and other related matters as the Initial Purchasers reasonably may require, and the Company shall have furnished to such firm such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (i) Concurrently with the execution and delivery of this Agreement, the Initial Purchasers shall have received from Ernst & Young LLP, and on the Closing Date, the Initial Purchasers shall have received from Ernst & Young LLP, a letter addressed to the Initial Purchasers, dated the date of its delivery, substantially in the form and to the effect and with respect to such matters as shall have been previously agreed upon by the Initial Purchasers.

                 (j) Concurrently with the execution and delivery of this Agreement, the Initial Purchasers shall have received from NSA, and on the Closing Date, the Initial Purchasers shall have received from NSA, a letter addressed to the Initial Purchasers, dated the date of its delivery, substantially in the form and to the effect and with respect to such matters as shall have been previously agreed upon by the Initial Purchasers.

                 (k) On the Closing Date, the Company and the Guarantor shall have executed and delivered the Registration Rights Agreement and the Indenture.

                 (l) On or prior to the Closing Date, the Revised Credit Facility shall have been executed and delivered by the Company and the banks executing same.

                 (m) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers reasonably may request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Initial Purchasers or to their counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and scope in all material respects to the Initial Purchasers and to their counsel, all of the Initial Purchasers' obligations hereunder may be cancelled by them at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company and the Guarantor in writing or by telephone, telecopy, telex or telegraph, confirmed in writing.

         7.      Effective Date of Agreement and Termination.

                 (a) This Agreement shall become effective upon its execution.

                 (b) This Agreement may be terminated at any time prior to the Closing Date by the Initial Purchasers upon notice to the Company and the Guarantor if any of the following has occurred: (i) since the respective dates as of which information is provided in the Definitive Memorandum, any material adverse change which would, in the Initial Purchasers' reasonable judgment, make it impracticable to market the Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in economic conditions, if the effect of such outbreak, escalation, calamity, crisis or change on the financial markets of the United States would, in the Initial Purchasers' reasonable judgment, make it impracticable to market the Notes on the terms and in the manner specified in the Offering Memorandum,
(iii) any suspension of trading in securities on the New York Stock Exchange, Inc., the American Stock Exchange or The Nasdaq Stock Market or the imposition of any limitation on prices (other than limitations on hours or number of days of trading) for securities on any such exchange or The Nasdaq Stock Market,
(iv) the reenactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Initial Purchasers' reasonable judgment materially and adversely affects, or will materially and adversely affect, the business or operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities, (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in the Initial Purchasers' reasonable judgment could have a material adverse effect on the financial markets in the United States, or (vii) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, makes it inadvisable or impracticable to market the Notes on the terms and in the manner contemplated in the Offering Memorandum.

         8.      Miscellaneous.

                 (a) Notices given pursuant to any provision of this Agreement shall be given by facsimile transmission or by notice in writing hand delivered or by certified mail, postage prepaid, return receipt requested. All such notices shall be sent to the facsimile transmission number or address (as the case may be) as follows:

                          (i)     if to the Company, to:

                                  National Energy Group, Inc.
                                  4925 Greenville Avenue, Suite 1400
                                  Dallas, Texas 75206
                                  Attention: President
                                  Fax Number: (214) 692-9310
                                  with a copy to:

                                  Strasburger & Price, L.L.P.
                                  NationsBank Plaza
                                  901 Main Street, Suite 4300
                                  Dallas, Texas 75202
                                  Attention: Carol Glendenning
                                  Fax Number: (214) 651-4330

                          (ii)    if to the Initial Purchasers, to:

                                  Bear, Stearns & Co. Inc.
                                  245 Park Avenue
                                  New York, New York 10167
                                  Attention:  Corporate Finance Department
                                  Fax Number:  (212) 272-3092

                                  and

                                  Smith Barney Inc.
                                  388 Greenwich Street
                                  New York, New York  10013
                                  Attention:  Corporate Finance Department
                                  Fax Number:  (212) 816-7457

                                  and

                                  Jefferies & Company, Inc.
                                  11100 Santa Monica Blvd., 10th Floor
                                  Los Angeles, California 90025
                                  Attention:  Corporate Finance Department
                                  Fax Number:  (310) 575-5299

                                  with a copy to:

                                  Andrews & Kurth L.L.P.
                                  4200 Texas Commerce Tower
                                  Houston, Texas  77002
                                  Attention: James M. Prince, Esq.
                                  Fax Number:  (713) 220-4285

                          (b) The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the Guarantor and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the officers or directors of any of the Company and the Guarantor or any controlling person of the Company and the Guarantor and (ii) acceptance of the Notes and payment for them hereunder. The respective agreements, indemnities and other statements set forth in Sections 4(k) and 5 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                 (c) If this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company and the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, the Company and the Guarantor shall reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by them in connection with the offering of the Notes.

                 (d) Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company and the Guarantor, their respective directors and officers, the Initial Purchasers, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Notes from the Initial Purchasers merely because of such purchase. Notwithstanding the foregoing it is expressly understood and agreed that each purchaser of the Notes from the Initial Purchasers is intended to be a beneficiary of the Company's and the Guarantor's covenants contained in the Registration Rights Agreement to the same extent as if the Notes were sold and those covenants were made directly to such purchaser by the Company and the Guarantor, and each such purchaser shall have the right to take action against either of the Company and the Guarantor to enforce, and obtain monetary recovery for damages resulting from any breach of, those covenants.

                 (e) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and performed wholly in such state and without regard to the choice of law provisions of such state.

                 (f) This Agreement may be signed in counterparts, all of which taken together shall constitute but one and the same original instrument.

         Please confirm that the foregoing correctly sets forth the mutual agreement and understanding between the Company, the Guarantor and the Initial Purchasers as to the subject matter herein set forth.

                       PURCHASE AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above:

                                   Very truly yours,

                                   NATIONAL ENERGY GROUP, INC.



                                   By:    /s/ MILES D. BENDER
                                      -----------------------------------------
                                   Name:  Miles D. Bender
                                        ---------------------------------------
                                   Title: President and Chief Executive Officer
                                         --------------------------------------


                                   Guarantor:

                                   NATIONAL ENERGY GROUP OF OKLAHOMA, INC.



                                   By:    /s/ MILES D. BENDER
                                      -----------------------------------------
                                   Name:  Miles D. Bender
                                        ---------------------------------------
                                   Title: President and Chief Executive Officer
                                         --------------------------------------

                       PURCHASE AGREEMENT SIGNATURE PAGE



Accepted and agreed to as of
the first date written above


BEAR, STEARNS & CO. INC.


By:     /s/ DONALD R. MULLEN
   -----------------------------------
Name:   Donald R. Mullen
     ---------------------------------
Title:  Senior Managing Director
     ---------------------------------


SMITH BARNEY INC.


By:    /s/ ANDREW SAFRAN
   -----------------------------------
Name:  Andrew Safran
     ---------------------------------
Title: Managing Director
     ---------------------------------


JEFFERIES & COMPANY, INC.


By:      /s/ ROBERT CARINGTON
   -----------------------------------
Name:    Robert Carington
     ---------------------------------
Title:   Senior Vice President
     ---------------------------------

                                   SCHEDULE I

                                                           Principal Amount
Bear, Stearns & Co. Inc.  . . . . . . . . . . . . . . . .    $  60,000,000
Smith Barney Inc. . . . . . . . . . . . . . . . . . . . .       27,000,000
Jefferies & Company, Inc. . . . . . . . . . . . . . . . .       13,000,000
                                                             -------------

                 Total  . . . . . . . . . . . . . . . . .    $ 100,000,000
                                                             =============